UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2023

DIGITAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40400	46-1942864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Lavaca Street, Austin, TX 78701

(Address of principal executive offices) (Zip Code)

(209) 651-0172

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 22, 2023, the Company held its annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1.  Election of Directors

Each of the following five nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year and until their successors have been duly elected and qualified or until the director’s earlier death, resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
John Hilburn Davis, IV	408,117	57,810	119,880
Mark T. Lynn	426,131	39,795	119,880
Trevor Pettennude	425,081	40,845	119,880
Jameeka Green Aaron	425,072	40,854	119,880
Huong “Lucy” Doan	423,279	42,647	119,880

2.  Approval of Amendments to the Company’s 2020 Omnibus Incentive Stock Plan (the “Plan”) to Increase the Shares Authorized for Issuance under the Plan

Stockholders approved amendments to the Plan to increase the aggregate number of shares of common stock authorized for issuance under the Plan to 200,000 shares, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
379,841	85,749	336	119,880

3.  Approval of Issuance of Common Stock to the Company’s Chief Executive Officer

Stockholders approved, for purposes of complying with Nasdaq Listing Rule Section 5635(c), of the issuance of shares of the Company’s common stock to the Company’s Chief Executive Officer pursuant to a Performance Stock Award Agreement, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
383,165	80,092	2,669	119,880

4.  Ratification of the Company’s Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Macias Gini & O’Connell LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
557,789	27,419	598	N/A

5.  Approval of Adjournment of the Annual Meeting, if Necessary and Appropriate

Stockholders approved adjournment of the Annual Meeting from time to time to a later date or dates, if necessary and appropriate, under certain circumstances, including for the purpose of soliciting additional proxies in the event the Company did not receive the requisite stockholder vote to approve one or more proposals, or to establish a quorum, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
507,650	50,208	27,947	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Dated: December 27, 2023	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer